EXHIBIT 31.1

                                  CERTIFICATION

I, Robert Prokos, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of HealthRenu Medical, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of HealthRenu Medical, Inc. as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for HealthRenu Medical, Inc. and have:

      a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to HealthRenu Medical, Inc., including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

      b) Paragraph omitted in accordance with SEC transition instructions contained in SEC Release No. 33-8238;

      c) Evaluated the effectiveness of HealthRenu Medical, Inc.'s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      d) Disclosed in this report any change in HealthRenu Medical, Inc.'s internal control over financial reporting that occurred during HealthRenu Medical, Inc.'s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, HealthRenu Medical, Inc.'s internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to HealthRenu Medical, Inc.'s auditors and the audit committee of HealthRenu Medical, Inc.'s board of directors (or persons performing the equivalent functions):

      a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect HealthRenu Medical, Inc.'s ability to record, process, summarize and report financial information; and

      b) Any fraud, whether or not material, that involves management or other employees who have a significant role in HealthRenu Medical, Inc.'s internal control over financial reporting.

Date:  August 15, 2005


                                   By: /s/Robert Prokos
                                   ---------------------------
                                   Robert Prokos,
                                   Chief Executive Officer and
                                   Principal Financial Officer